Pension and other post-retirement benefits (Tables)	6 Months Ended
Jun. 30, 2015
Components of total pension costs
Components of total benefit costs
in	6M15	6M14
Total benefit costs (CHF million)
Service costs on benefit obligation	11	11
Interest costs on benefit obligation	66	71
Expected return on plan assets	(95)	(88)
Amortization of recognized prior service cost/(credit)	(11)	0
Amortization of recognized actuarial losses	45	31
Total benefit costs	16	25